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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00755, 333-00757, 333-09387
and 333-33327 of Computer Sciences Corporation on Forms S-8 of our report dated May 26, 1998, appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended April 3, 1998.



DELOITTE & TOUCHE LLP
Los Angeles, California
June 25, 1998